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USAA MUTUAL FUNDS TRUST

Growth and Tax Strategy Fund (USBLX)
Balanced Strategy Fund (USBSX)
Precious Metals and Minerals Fund Shares (USAGX)Precious Metals and Minerals Fund Institutional Shares
and Adviser Shares (UPMMX)
Cornerstone Strategy Fund (USCRX)
Emerging Markets Fund Shares (USEMX)Emerging Markets Fund Institutional Shares and
Adviser Shares (UAEMX)
International Fund Shares (USIFX)International Fund Institutional Shares and Adviser Shares ((UAIFX)
World Growth Fund Shares (USAWX)                             World Growth Fund Adviser Shares (USWGX)
GNMA Trust Shares (USGNX)                                                     GNMA Trust Adviser Shares (UAGNX)
Treasury Money Market Trust (UATXX)

Managed Allocation Fund (UMAFX)

SUPPLEMENT DATED JULY 1, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2010

The fifth paragraph under the heading "Advisory Agreement" on page 38 has been deleted and replaced with the following information:

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through October 1, 2011, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:

Fund/Class	Expense Waiver as a % of Average Net Assets (ANA)
Balanced Strategy Fund	1.00%
Cornerstone Strategy Fund	1.28%
Emerging Markets Fund Adviser Shares	2.00%
GNMA Trust Adviser Shares	0.90%
Precious Metals and Minerals Fund Adviser Shares	1.45%
International Fund Adviser Shares	1.55%
World Growth Fund Adviser Shares	1.60%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2011.

In addition, The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Treasury Money Market Trust’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at anytime.

The paragraphs referencing the International and World Growth Funds on page 43 have been deleted and replaced with the following information:

For the International Fund, the Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management (MFS)). The Manager (not the Fund) pays MFS a fee in the annual amount of 0.31% for the period of July 1, 2011, through December 31, 2011, and thereafter at the rate of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the average daily net assets of the International Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.31% for the period of July 1, 2011, through December 31, 2011, and thereafter at the rate of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the average daily net assets of the World Growth Fund.

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